SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                        ___________________________


                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                        ___________________________


    Date of Report (Date of earliest event reported): February 21, 1996

                    UNION TEXAS PETROLEUM HOLDINGS, INC.
           (Exact name of Registrant as specified in its charter)


   Delaware                        1-9019                  76-0040040
   (State or other               (Commission             (I.R.S. Employer
     jurisdiction                File Number)           Identification No.)
     of incorporation)



               1330 Post Oak Boulevard, Houston, Texas 77056
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (713) 623-6544



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Item 5.  OTHER EVENTS.

     Press Release. The information set forth in the press release of the registrant dated February 2, 1996, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:


Exhibit
Number                      Description

99.1                        Press release dated February 2, 1996

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNION TEXAS PETROLEUM
                                         HOLDINGS, INC.



                                         By:      /s/ Newton W. Wilson, III
                                               Newton W. Wilson, III
                                               General Counsel,
                                               Vice President-Administration
                                                 and Secretary

Date: February 21, 1996




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                             INDEX TO EXHIBITS

Exhibit
Number               Description


99.1                 Press release dated February 2, 1996